EXHIBIT (21)

                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                  =============================================
                         Subsidiaries of the Registrant
                         ------------------------------

The Procter & Gamble Company [Ohio]
    Arbora Capital, S.A. [Spain]
        Arbora Holding, S.A. [Spain]
             Ausonia Higiene, S.L. [Spain]
                    Ausonia Portuguesa-Productos de Higiene, S.A. [Portugal]
             Richvest B.V. [Netherlands]
    Cotonificio Medical S.A. [Spain]
    The Dover Wipes Company [Ohio]
    Fisher Nut Company [Ohio]
    The Folger Coffee Company [Ohio]
        P&G Consultoria E Servicos Ltda. [Brazil]
    FPG Oleochemicals Sdn. Bhd. [Malaysia]
    Giorgio Beverly Hills, Inc.[Delaware]
    Giorgio Beverly Hills (Europe) Ltd. [United Kingdom]
    Industria de Concentrados Crush Limitada [Uruguay]
    Industrias Inextra, S.A. [Colombia]
    Inversiones Procter & Gamble de Venezuela, C.A. [Venezuela]
        Inversiones Industrias Mammi, C.A. [Venezuela]
        Midway Holdings Ltd. [Cayman Islands]
             Marcvenca Inversiones, C.A. [Venezuela]
        Procter & Gamble de Venezuela, C.A. [Venezuela]
    Jetco Chemicals, Inc. [Texas]
    Karm, S.A. [Liechtenstein]
    Millstone Coffee, Inc. [Washington]
    Noxell Corporation [Maryland]
        Max Factor & Co. [Delaware]
        Noxell (Barbados) Limited [Barbados]
        Noxell (Panama) S.A. [Panama]
        Noxell (Thailand) Limited [Thailand]
        Noxell de Venezuela, C.A. [Venezuela]
    Procter & Gamble do Brasil S.A. [Brazil]
        Procter & Gamble Quimica S.A. [Brazil]
             Phebo do Nordeste S/A [Brazil]
    P&G Holding B.V. [Netherlands]
        P&G Tissues B.V. [Netherlands]
        Richardson-Vicks B.V. [Netherlands]
             Richardson-Vicks Overseas Finance N.V. [Netherlands Antilles] Procter & Gamble A.G. [Switzerland]
        Betrix (Schweiz) AG [Switzerland]
        Detergent Products A.G. [Switzerland]
             Modern Industries Company - Dammam [Saudi Arabia]
             Modern Industries Company - Jeddah [Saudi Arabia]
             Modern Products Company - Jeddah [Saudi Arabia]
        Deurocos Cosmetic AG [Switzerland]
        Moroccan Modern Industries [Morocco]
             Comunivers sa [Morocco]
        Pantene A.G. [Switzerland]
        Procter & Gamble Austria GmbH [Austria]
             Eurocos Cosmetic Warenvertrieb GmbH [Austria]
        The Procter & Gamble Company of South Africa (Proprietary) Limited
           [S. Africa]
             Procter & Gamble South Africa Proprietary Limited [South Africa] Procter & Gamble Development Company A.G. Glarus [Switzerland]
        Procter & Gamble (East Africa) Limited [Kenya]
        Procter & Gamble Egypt [Egypt]
             Procter & Gamble (Egypt) Industrial and Commercial Company [Egypt] Procter & Gamble (Egypt) Manufacturing Company [Egypt]
               (Partnership)
        Procter & Gamble Hellas A.E. (Chemical Industries) [Greece]
        Procter & Gamble-Hutchison Ltd. [Hong Kong]
             Procter & Gamble (Chengdu) Ltd. [PRC]
             Procter & Gamble (China) Ltd. [PRC]
             Procter & Gamble Detergent (Guangzhou) Ltd. [PRC]
             Procter & Gamble (Guangzhou) Ltd. [PRC]
                 Procter & Gamble Oral Care (Guangzhou) [China]
             Procter & Gamble Lonkey (Guangzhou) Ltd. [PRC]
                 Procter & Gamble Lonkey (Shaoguan) Ltd. [PRC]
             Procter & Gamble Manufacturing (Tianjin) Co. Ltd. [PRC]
             Procter & Gamble Manufacturing Detergent (Tianjin) Co. Ltd. [PRC] Procter & Gamble Manufacturing Paper (Tianjin) Co. Ltd. [PRC] Procter & Gamble Panda Detergent Co. Ltd Beijing [PRC]
             Procter & Gamble Paper (Guangzhou) Ltd. [PRC]
             Procter & Gamble Personal Cleansing (Tianjin) Ltd. [PRC]
        Procter & Gamble Jamaica Ltd. [Jamaica]
        The Procter & Gamble Manufacturing Company of Lebanon, S.A.L.[Lebanon] Procter & Gamble Marketing A.G. [Switzerland]
        Procter & Gamble Maroc [Morocco]
        Procter & Gamble Nigeria Limited [Nigeria]
        Procter & Gamble Pakistan (Private) Limited [Pakistan]
        Procter & Gamble de Panama, S.A. [Panama]
        Procter & Gamble Tissues AG [Switzerland]
        Procter & Gamble (Yemen) Ltd [Yemen]
        Societe Immobiliere Les Colombettes, S.A. [Switzerland]
   Procter & Gamble Asia Pacific Ltd. [Hong Kong]
        Procter & Gamble Asia Pacific Ltd. Manila Regional
           Headquarters [Philippines]
   Procter & Gamble do Brazil, Inc. [Delaware]
        Procter & Gamble do Brasil & Cia [Brazil] (Partnership)
   The Procter & Gamble Cellulose Company [Delaware]
   Procter & Gamble Chile, Inc. [Ohio]
   The Procter & Gamble Commercial Company [Ohio]
   Procter & Gamble del Peru S.A. [Peru]
        PROGAM Leasing, Inc. [Puerto Rico]
   Procter & Gamble Commercial de Cuba, S.A. [Cuba]
   The Procter & Gamble Distributing Company [Ohio]
        Procter & Gamble FSC (Barbados) Inc. [Barbados]
   Procter & Gamble Eastern Europe, Inc. [Ohio]
        Detergenti SA Timisoara [Romania]
        Hyginett KFT [Hungary]
        Novomoskovskbytkhim [Russia]
        P&G Balkans, Inc. [Ohio]
        P&G C&CA, Inc. [Ohio]
        Procter & Gamble Bulgaria Ltd. [Bulgaria]
        Procter & Gamble Marketing and Services d.o.o. [Yugoslavia ]
        Procter & Gamble Hungary Wholesale Trading Partnership (KKT) [Hungary]
             Alvorada BT [Hungary]
             Beta BT [Hungary]
             Beauty-Care Beauty-Treatment Product Distribution Foreign Trade
                Ltd. [Hungary]
             Carlos BT [Hungary]
             Cleveland Export-Import Trading Ltd. [Hungary]
             Diego BT [Hungary]
             Elysee BT [Hungary]
             Ferraris BT [Hungary]
             Frank BT [Hungary]
             Helga BT [Hungary]
             Olga BT [Hungary]
             Pal BT [Hungary]
             Pannonia Trading Ltd. [Hungary]
             Shampoo-Trade Export Import Trading Ltd. [Hungary]
             Stan BT [Hungary]
             Transylvania Trading Ltd. [Hungary]
             Varadi BT [Hungary]
        Procter & Gamble Kereskedelmi BT [Hungary]
        Procter & Gamble Marketing & Commercial Activities d.o.o. [Slovenia] Procter & Gamble Marketing Latvia Ltd. [Latvia]
        Procter & Gamble Marketing Romania SRL (Romania)
        Procter & Gamble Manufacturing Romania SRL [Romania]
        Procter & Gamble Operations Polska - Spolka Akcyjna [Poland]
        Procter & Gamble Polska Sp. zo.o [Poland]
        Procter & Gamble O.O.O. [Russia]
        Procter & Gamble Spol. s.r.o. (Ltd) [Slovak Republic]
        Procter & Gamble Ukraine (Ukraine)
        Procter & Gamble Rakona Ltd. [Czech Republic]
   Procter & Gamble European Technical Center N.V. [Belgium]
        Procter & Gamble European Supply Company N.V. [Belgium]
             Procter & Gamble Belgium BVBA [Belgium]
             Procter & Gamble Eurocor N.V. [Belgium]
             Procter & Gamble Europe BVBA[ Belgium]
             Procter & Gamble Manufacturing Belgium BVBA [Belgium]
        Procter & Gamble Nederland B.V. [Netherlands]
        Procter & Gamble Services Company S.A. [Belgium]
   Procter & Gamble Far East, Inc. [Ohio]
        Max Factor K.K. [Japan]
             American Cosmetics K.K. [Japan]
             Betrix Japan K.K. [Japan]
             Max Factor Hanbai K.K. [Japan]
        P&G Indochina [Vietnam]
        Procter & Gamble Asia Pte. Ltd. [Singapore]
        Procter & Gamble Distribution Company Limited [India]
        Procter & Gamble India Holdings, Inc. [Ohio]
             Procter & Gamble Bangladesh Private Ltd. [Bangladesh]
             Procter & Gamble Home Products (India) Limited [India]
             Procter & Gamble Sri Lanka Private Ltd. [Sri Lanka]
        Procter & Gamble Korea Inc.  [Korea]
        Procter & Gamble NPD, Inc. [Ohio]
        Procter & Gamble Taiwan Limited [Taiwan]
        Procter & Gamble Technology (Beijing) Co., Ltd. [PRC]
        Procter & Gamble (Vietnam) Ltd. [Vietnam]
   Procter & Gamble FED, Inc. [Delaware]
   Procter & Gamble Finance Corporation [Canada]
   The Procter & Gamble Global Finance Company [Ohio]
   Procter & Gamble Inc. [Ontario, Canada]
        Crest Toothpaste Inc. [Canada]
        Procter & Gamble Financial Services [Ireland]
        Procter & Gamble Industrial e Comercial Ltda. [Brazil]
        Procter & Gamble Mississauga Real Estate Company [Canada]
        Shulton de Venezuela, C.A. S.A.[Venezuela]
   Procter & Gamble Inversiones S.A. [Chile]
        Productos Sanitarios S.A. [Chile]
   Procter & Gamble Investment Corporation [Canada]
   Procter & Gamble Italia, S.p.A. [Italy]
        Procter & Gamble Pescara Technical Center S.p.A. [Italy]
        Rapik S.p.A. [Italy]
   Procter & Gamble Limited [U.K.]
        European Beauty Products (U.K.) Limited [U.K.]
             Max Factor & Co. (U.K.) Ltd. [Bermuda]
             Max Factor Limited [U.K.]
                 Gala Cosmetics & Fragrances Limited [U.K.]
                 Gala Cosmetics International Limited [U.K.]
                    Komal Manufacturing Chemists Ltd. [India]
                 Gala of London Limited [U.K.]
                 Girl Cosmetics Ltd. (U.K.)
        Max Factor Manufacturing Ltd. [U.K.]
        Procter & Gamble (Enterprise Fund) Limited [U.K.]
        Procter & Gamble (Health & Beauty Care) Limited [U.K.]
             Noxell Limited [U.K.] [453]
             Procter & Gamble (Cosmetics and Fragrances) Limited [U.K.]
             Shulton (Great Britain) Ltd. [U.K.]
                 Colfax Laboratories (India) Ltd. [India]
        Procter & Gamble Laundry & Cleaning Products Limited [U.K.]
        Procter & Gamble (NTC) Limited [U.K.]
        Procter & Gamble Pharmaceuticals U.K., Limited [U.K.]
        Procter & Gamble Product Supply (U.K.) Limited [U.K.]
        Procter & Gamble (Properties) Ltd. [U.K.]
        Procter & Gamble Technical Centers Limited [U.K.] (Partnership)
        Procter & Gamble U.K. [U.K.] (Partnership)
        Vidal Sassoon Holdings Ltd. [U.K.]
   The Procter & Gamble Manufacturing Company [Ohio]
   Procter & Gamble Manufacturing (Thailand) Limited [Thailand]
   Procter & Gamble de Mexico, S.A. de C.V. [Mexico]
        Max Factor Mexicana, S.A. de C.V. [Mexico]
   The Procter & Gamble Paper Products Company [Ohio]
   Procter & Gamble Philippines, Inc. [Philippines]
        Progam Realty & Development Corporation [Philippines]
   Procter & Gamble Productions, Inc. [Ohio]
        Fountain Square Music Publishing Co., Inc. [Ohio]
        Riverfront Music Publishing Co., Inc. [Ohio]
        Sycamore Productions, Inc. [Ohio]
   Procter & Gamble S.A. [France]
        Fonciere des 96 et 104 Avenue Charles de Gaulle [France]
        Laboratoire Lachartre SNC [France]
             S. H. Equateur S.A.R.L. [France]
        Procter & Gamble Amiens SNC [France]
        Procter & Gamble France S.N.C.[France]
        Procter & Gamble Hygiene Beaute France SNC [France]
        Procter & Gamble Neuilly S.A.R.L. [France]
        Procter & Gamble Pharmaceuticals France S.A. [France]
        Procter & Gamble Tissues France
             Laboratoires Sofabel S.A.R.L. [France]
             Procter & Gamble Brionne S.N.C. [France]
   Procter & Gamble Scandinavia, Inc. [Ohio]
        Procter & Gamble Hygien AB [Sweden]
             Procter & Gamble Hygien A/S [Norway]
             Procter & Gamble Hygien OY [Finland]
   Procter & Gamble S.p.A. [Italy]
        Eczacibasi Yatirim Holding Ortakligi A.S. [Turkey]
        Eurocos Italia S.p.A. [Italy]
        Fater S.p.A. [Italy]
             Fameccanica Data S.p.A. [Italy]
        Procter & Gamble Distribution Company (Europe) N.V. [Belgium]
        Procter & Gamble Holding S.p.A.[Italy]
             Procter & Gamble Pharmaceuticals Italia S.p.A. [Italy]
             Procter & Gamble Tissues Italia S.p.A. [Italy]
             Progasud S.p.A. [Italy]
        Procter & Gamble Portugal S.A. (Portugal)
             Neoblanc-Produtos de Higiene e Limpeza Lda. [Portugal]
        Procter & Gamble Tuketim Mallari Sanayii A.S. [Turkey]
        Sanipak Saglik Urunleri Sanayi Ve Ticaret A.S. [Turkey]
             Eczacibasi Procter & Gamble Dagitim Ve Satis AS [Turkey]
   The Procter & Gamble U.K. Tissue Company [Ohio]
   Productos Sanitarios S.A. [Argentina]
        Eguimad S.A. [Argentina]
             Topsy S.A. [Argentina]
   Promotora de Bienes y Valores, S.A. de C.V. [Mexico]
   P.T. Procter & Gamble Home Products Indonesia [Indonesia]
   REVAC 2 Corp. [Delaware]
   Richardson-Vicks Inc. [Delaware]
        Celtic Insurance Company Limited [Bermuda]
        Olay Company, Inc. [Delaware]
        P&G do Brasil Comercial Ltda. [Brazil]
        Procter & Gamble Australia Proprietary Limited [Australia]
             Procter & Gamble (NBD) Pty. Ltd. [Australia]
        Procter & Gamble Espana S.A. [Spain]
        Procter & Gamble GmbH [Germany]
             Beautycos Cosmetic GmbH [Germany]
             Betrix Cosmetic GmbH [Germany]
             Blendax Dental Vertriebs-GmbH [Germany]
             Blendax GmbH [Germany]
             Blendax Unterstutzungskasse GmbH [Germany]
             Buscher GmbH [Germany]
             Cover Girl Cosmetic GmbH [Germany]
                 Eurocos Cosmetic GmbH [Germany]
             EURO-Juice G.m.b.H. Import und Vertrieb [Germany]
             Euro-Juice y Compania, S. en C. [Spain]
             HELIX Speditions-und Lagerei GmbH [Germany]
             Medimas Media-und Marketing Service GmbH I.L. [Germany]
             Procter & Gamble European Service GmbH [Germany]
             Procter & Gamble GmbH & Co. Manufacturing OHG [Germany]
                  Noris Transport GmbH [Germany]
                  Papierhygiene GmbH [Germany]
                  Tempo AG [Switzerland]
                      Bess Hygiene AG [Switzerland]
                      Unterstutzungskasse der Vereinigte Papierwerke AG
                          Nurnberg e.V. [Germany]
             Procter & Gamble Pharmaceuticals-Germany GmbH [Germany]
                 Rohm Pharma GmbH [Germany]
                    Egnaro Arzneimittel GmbH [Germany]
                    Rohm Pharma GmbH Wien [Austria]
             Rolf H. Dittmeyer GmbH [Germany]
             SCS Sales + Cosmetic Service GmbH [Germany]
             Shulton GmbH [Germany]
             TRAPOFA Leonhard-Speditions GmbH I.L. [Germany]
        Procter & Gamble Health & Beauty Care-Europe Limited [U.K.]
        Procter & Gamble Health Products, Inc. [Delaware]
        Procter & Gamble Hong Kong Limited [Hong Kong]
        Procter & Gamble India Limited [India]
        Procter & Gamble Interamericas Inc. [Delaware]
             Alejandro Llauro E Hijos S.A.I.C. [Argentina]
             Compania Quimica S.A. [Argentina]
             Procter & Gamble Ecuador Compania Anonima [Ecuador]
             Procter & Gamble Interamericas de Costa Rica, S.A. [Costa Rica] Procter & Gamble Interamericas de El Salvador, S.A. de C.V.
                  [El Salvador]
             Procter & Gamble Interamericas de Guatemala, S.A. [Guatemala] Procter & Gamble Interamericas de Nicaragua, S.A. [Nicaragua] Surfac S.A. [Peru]
        Procter & Gamble (Malaysia) Sdn. Berhad [Malaysia]
        Procter & Gamble Pharmaceuticals, Inc. [Ohio]
             Norwich Overseas, Inc. [Delaware]
                 Norwich Pharmacal Company del Peru [Peru]
                 Procter & Gamble Pharmaceuticals Australia Pty.
                    Limited [Australia]
                 Procter & Gamble Pharmaceuticals Canada, Inc. [Canada]
                 S.A. Procter & Gamble Pharmaceuticals N.V. [Belgium]
            Procter & Gamble Pharmaceuticals Puerto Rico, Inc. [Delaware] Procter & Gamble (Singapore) Pte. Ltd. [Singapore]
        P. T. Procter & Gamble Indonesia [Indonesia]
        Richardson-Vicks do Brasil Quimica e Farmaceutica S.A. [Brazil] Richardson-Vicks Limited [Thailand]
        Richardson-Vicks Real Estate Inc. [Ohio]
        R-V Chemicals Holdings Ltd. [Ireland]
             Procter & Gamble (Ireland) Limited [Ireland]
             Procter & Gamble (Manufacturing) Ireland Limited [Ireland]
        Vick International Corporation [Delaware]
        Vick Nigeria Limited [Nigeria]
   Rosemount Corporation [Delaware]
        Anjali Corporation [Delaware]
             Kangra Valley Enterprises Ltd. [Delaware]
             The Mandwa Company, Inc. [Delaware]
             Ramalayam Investments Company [Delaware]
             Yamuna Investments Company [Delaware]
        The Malabar Company [Delaware]
             Temple Trees [India]
   Sacoma, S.A. [Argentina]
   Shulton, Inc. [New Jersey]
        Shulton S.A. [Guatemala]
        Shulton (New Zealand) Limited [New Zealand]
        Shulton (Thailand) Ltd. [Thailand]
   Sundor Brands Inc. [Florida]
        Sundor Canada Inc. [Delaware]
   Sundor Brands Limited [U.K.]
   Sycamore Investment Company [Ohio]
   Tambrands Inc. [Delaware]
        Island Laboratories Inc. [Delaware]
        Shenyang Tambrands Company Limited  [PRC]
        Talco, Inc. [Delaware]
        Tambrands Industria e Comercia Ltda. [Brazil]
        Tambrands PACE, Inc. [Delaware]
             Tambrands de Venezuela, C.A. [Venezuela]
             Tambrands Polska Sp.z.o.o. [ Poland]
             Tambrands, Spol. s.r.o. [Czech Republic]
             Tambrands Ukraine [Ukraine]
        Tambrands S.A. [Brazil]
        Tampax Corporation [Delaware]
             Industrial Calentation Services (Pty.) Ltd. [S. Africa]
                 Tambrands South Africa (Pty.) Ltd. [S. Africa]
                         Tambrands Properties (Pty.) Ltd. [S. Africa]
             Tambrands AG [Switzerland]
             Tambrands Canada Inc. [Canada]
             Tambrands France S.A. [France]
             Tambrands GmbH [Germany]
             Tambrands Limited [U.K.]
                 Tambrands (Continental) Ltd. [U.K.]
                 Tambrands Investments Ltd. (U.K.) [U.K.]
                 Tambrands Ireland Limited [Ireland]
             Tambrands Manufacturing, Inc. [Delaware]
             Tambrands Sales Corporation [Delaware]
             ZAO Tambrands [Russia]
        Tesco, Inc. [Delaware]
        TIM International Investments, Inc. [Delaware]
             Adminser S.A. [Mexico]
             Tambrands Dosmil, S.A. de C.V. [Mexico]
    Thomas Hedley & Co. Limited [U.K.]


[ ] Brackets indicate state or country of incorporation and do not form part of corporate name.